UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2018

DOWDUPONT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38196 (Commission file number)	81-1224539 (IRS Employer Identification No.)

c/o The Dow Chemical Company	c/o E. I. du Pont de Nemours and Company
2030 Dow Center, Midland, MI 48674	974 Centre Road, Wilmington, DE 19805
(989) 636-1000	(302) 774-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

On October 18, 2018, DowDuPont Inc. (“DowDuPont”) announced the filing of a registration statement on Form 10 with the U.S. Securities and Exchange Commission in connection with the intended separation of Corteva Agriscience™, the Agriculture Division of DowDuPont. A copy of the press release is furnished herewith as Exhibit 99.1. In addition, furnished herewith as Exhibit 99.2 is a presentation which DowDuPont plans to use in whole or in part during interactions with its investors about the Form 10.

The information contained in Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 8.01     Other Events.

On October 18, 2018, E. I. du Pont de Nemours and Company (“DuPont”), a subsidiary of DowDuPont, announced that it would recognize non-cash impairment charges associated with DuPont’s agriculture reporting unit in the quarter ended September 30, 2018, of about $4.5 billion for goodwill and $0.1 billion for other assets.
DowDuPont’s results of operations and financial statements for the quarter ended September 30, 2018, will not be impacted by DuPont’s expected $4.5 billion goodwill impairment charge, as the fair value of DowDuPont’s agriculture reporting unit, (comprised of the respective consolidated agriculture reporting units of DowDuPont’s principal subsidiaries, DuPont and The Dow Chemical Company), continues to exceed its carrying value at September 30, 2018.

Cautionary Statement About Forward-Looking Statements

Certain statements in this report are “forward-looking statements” within the meaning of the federal securities laws, including the discussion of the intended separation of DowDuPont’s agriculture division, and the discussion of the non-cash impairment charges to be recorded by DuPont, a DowDuPont subsidiary, associated with the subsidiary’s agriculture reporting unit, as well as the impact of such charges on DowDuPont.  Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “target,” and similar expressions, and variations or negatives of these words are intended to identify such forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain.  Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized.  Forward-looking statements also involve risks and uncertainties, many of which are beyond DowDuPont's control.  DowDuPont does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by DowDuPont Inc. on October 18, 2018, announcing the filing of a registration statement on Form 10.
99.2	Form 10 Presentation dated October 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWDUPONT INC.
Registrant
Date: October 18, 2018

By:	/s/ JEANMARIE F. DESMOND	By:	/s/ RONALD C. EDMONDS
Name:	Jeanmarie F. Desmond	Name:	Ronald C. Edmonds
Title:	Co-Controller	Title:	Co-Controller
City:	Wilmington	City:	Midland
State:	Delaware	State:	Michigan

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by DowDuPont Inc. on October 18, 2018, announcing the filing of a registration statement on Form 10.
99.2	Form 10 Presentation dated October 2018